UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The  Securities Exchange Act of 1934

Date of Report:  April 20, 2005
(Date of earliest event reported)

ABIOMED, Inc.
(Exact name of registrant as specified in its charter)

Delaware	04-2743260
(State or other Jurisdiction of Incorporation)	(IRS Employer Identification Number)

0-20584

(Commission File Number)

22 Cherry Hill Drive

Danvers, MA  01923

(Address of Principal Executive Offices, including Zip Code)

(978) 777-5410

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01               Other Events

                On April 20, 2005, we issued a press release announcing that the U.S. Food and Drug Administration will convene an expert panel of cardiovascular surgeons and cardiologists to review the technologies and clinical trial data behind the AbioCor artificial heart.

                The full text of the press release is attached as Exhibit  99.01 to this report and incorporated herein by reference.

Item 9.01               Other Events

(c) Exhibits

99.01	Press release dated April 20, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ABIOMED, Inc.

By:	/s/ Charles B. Haaser
Charles B. Haaser

Controller

Principal Accounting Officer
Principal Financial Officer

Date:  April 26, 2005

Exhibit Index

Exhibit Number	Description

99.01	Press release dated April 20, 2005